                                                                    EXHIBIT 99.1

NEWS

          NOBLE DRILLING CORPORATION                               [NOBLE LOGO]
          13135 SOUTH DAIRY ASHFORD, SUITE 800
          SUGAR LAND, TX  77478
          PHONE:  281-276-6100  FAX:  281-491-2092

               NOBLE DRILLING REPORTS SECOND QUARTER 2001 RESULTS

         SUGAR LAND, Texas, July 26, 2001 -- Noble Drilling Corporation's reported net income increased 57 percent for the second quarter of 2001 to $68.0 million, or $0.50 per diluted share, on operating revenues of $246.6 million, compared to net income of $43.4 million, or $0.32 per diluted share, on operating revenues of $230.7 million for the second quarter of 2000. Net income for the six months ended June 30, 2001 increased 78 percent to $122.5 million, or $0.90 per diluted share, on operating revenues of $469.0 million, compared to net income of $68.9 million, or $0.51 per diluted share, on operating revenues of $415.5 million for the six months ended June 30, 2000.

         James C. Day, Chairman and Chief Executive Officer, said, "While there has been some near term uncertainty in product pricing precipitated by the economic slowdown, our operations continue to improve."

         The Company repurchased 1,157,000 shares of its common stock at a total cost of $44,481,000 during the second quarter of 2001. Since June 30, 2001, the Company has repurchased an additional 925,000 shares at a total cost of $26,307,000. At June 30, 2001, the Company's consolidated balance sheet reflected $1.673 billion in shareholders' equity, $218.6 million in cash and cash equivalents, and $673.2 million in total debt. Since June 30, 2001, the Company has purchased and retired $43,305,000 principal amount of its 7.50% Senior Notes due 2019 for $44,362,000.

         Offshore contract drilling services revenues from deepwater drilling units (capable of drilling in 4,000 feet and greater) accounted for approximately 35 percent and 47 percent of the Company's total offshore contract drilling services revenues for the second quarter of 2001 and 2000, respectively. Five of the Company's six deepwater semisubmersibles activated since December 1998 are operating under long term contracts in the Gulf of Mexico and the sixth one is operating offshore Brazil. Offshore contract drilling services revenues from international sources accounted for approximately 48 percent and 50 percent of the Company's total offshore contract drilling services revenues for the second quarter of 2001 and 2000, respectively. Dayrates in the Gulf of Mexico and certain international locations, especially West Africa and the North Sea, have increased significantly since the second quarter of 2000. The average dayrate on the Company's domestic jackup rigs increased to $52,795 in the second quarter of 2001 from $33,731 in the same quarter of the prior year. The average dayrate in West Africa increased to $51,597 in the second quarter of 2001, up 62 percent from the same quarter of the prior year, and the North Sea's average dayrate increased to $57,256, up 39 percent from the second quarter of 2000.

         Day said, "Although the Gulf of Mexico activity level has stalled, the international arena is improving. We are confident there will be several premium drilling assets leaving the Gulf before year end."

         Noble Drilling Corporation is a leading provider of diversified services for the oil and gas industry. Contract drilling services are performed with the Company's fleet of 49 offshore drilling units located in key markets worldwide. The Company's fleet of floating deepwater units consists of nine semisubmersibles and three dynamically positioned drillships, seven of which are designed to operate in water depths greater than 5,000 feet. The Company's premium fleet of 34 independent leg, cantilever jackup rigs includes 21 units that operate in water depths of 300 feet and greater, four of which operate in 360 feet and greater, and 11 units that operate in water depths of 250 feet. In addition, the Company's fleet includes three submersible units. Nine of the Company's units are capable of operating in harsh environments. Nearly 60 percent of the fleet is currently deployed in international markets, principally including the North Sea, Brazil, West Africa, the Middle East, India and Mexico. The Company also provides labor contract drilling services, well site and project management services, and engineering services. The Company's common stock is traded on the New York Stock Exchange under the symbol "NE".

         This news release may contain "forward-looking statements" about the business, financial performance and prospects of the Company. Statements about the Company's or management's plans, intentions, expectations, beliefs, estimates, predictions, or similar expressions for the future are forward-looking statements. No assurance can be given that the outcomes of these forward-looking statements will be realized, and actual results could differ materially from those expressed as a result of various factors. A discussion of these factors, including risks and uncertainties, is set forth from time to time in the Company's filings with the U.S. Securities and Exchange Commission.

          Additional information on Noble Drilling Corporation is available via the world wide web at http://www.noblecorp.com.

                                       ###

NOBLE DRILLING CORPORATION AND SUBSIDIARIES
SUMMARY OF RESULTS OF OPERATIONS
(In thousands, except per share amounts)
(Unaudited)



                                                   Quarter Ended June 30,
                                                 -------------------------
                                                    2001            2000
                                                 ---------       ---------

Operating Revenues                               $ 246,646       $ 230,724
Operating Costs and Expenses                      (149,248)       (161,372)
                                                 ---------       ---------
Operating Income                                    97,398          69,352
Other Income (Expense), Net                         (8,133)         (9,101)
                                                 ---------       ---------
Income Before Income Taxes                          89,265          60,251
Income Tax Provision                               (21,262)        (16,870)
                                                 ---------       ---------
Net Income                                       $  68,003       $  43,381
                                                 =========       =========

Earnings Per Share:
     Basic                                       $    0.51       $    0.32
     Diluted                                     $    0.50       $    0.32


Weighted Average Common Shares Outstanding:
     Basic                                         133,865         133,601
     Diluted                                       135,457         135,616

NOBLE DRILLING CORPORATION AND SUBSIDIARIES
SUMMARY OF RESULTS OF OPERATIONS
(In thousands, except per share amounts)
(Unaudited)



                                                 Six Months Ended June 30,
                                                 -------------------------
                                                   2001             2000
                                                 ---------       ---------

Operating Revenues                               $ 469,037       $ 415,543
Operating Costs and Expenses                      (288,829)       (299,320)
                                                 ---------       ---------
Operating Income                                   180,208         116,223
Other Income (Expense), Net                        (17,838)        (20,551)
                                                 ---------       ---------
Income Before Income Taxes                         162,370          95,672
Income Tax Provision                               (39,904)        (26,788)
                                                 ---------       ---------
Net Income                                       $ 122,466       $  68,884
                                                 =========       =========

Earnings Per Share:
     Basic                                       $    0.92       $    0.52
     Diluted                                     $    0.90       $    0.51


Weighted Average Common Shares Outstanding:
     Basic                                         133,767         133,026
     Diluted                                       135,502         135,134

----------


NDC-253
7/26/01

For additional information, contact:
John T. Rynd, Vice President - Investor Relations, Noble Drilling Services Inc. Noble Drilling Corporation, 281-276-6100

                       [NOBLE DRILLING CORPORATION LOGO]


                           NOBLE DRILLING CORPORATION
                          QUARTER ENDED JUNE 30, 2001


                  SUPPLEMENTARY FINANCIAL AND OPERATIONAL DATA

                           NOBLE DRILLING CORPORATION
                   QUARTERLY CONSOLIDATED STATEMENTS OF INCOME
           QUARTER ENDED JUNE 30, 2001 AND CERTAIN PRECEDING QUARTERS
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                   (UNAUDITED)



                                                                              QUARTER ENDED
                                            -------------------------------------------------------------------------------------
                                               6/30/01         3/31/01       12/31/00     09/30/00       06/30/00       03/31/00
                                            -----------   -------------    -----------   ----------   -------------   -----------
OPERATING REVENUES:
    Contract drilling services                $ 233,344       $ 210,427    $ 211,442      $ 190,450      $ 190,416     $ 163,078
    Labor contract drilling services              7,977           7,481        6,837          7,052          7,628         7,963
    Turnkey drilling services                         -               -       19,302         19,363         30,343        13,039
    Engineering, consulting and other             5,325           4,483        3,598          9,013          2,337           739
                                              ---------       ---------     --------      ---------       --------     ---------
                                                246,646         222,391      241,179        225,878        230,724       184,819
                                              ---------       ---------     --------      ---------       --------     ---------

OPERATING COSTS AND EXPENSES:
    Contract drilling services                  103,437          96,182       97,048         90,424         95,930        83,193
    Labor contract drilling services              6,558           6,079        5,752          5,549          6,358         5,726
    Turnkey drilling services                         -               -       20,814         18,954         23,778        16,006
    Engineering, consulting and other             3,807           2,856        1,796          5,949          1,847           282
    Depreciation and amortization                29,116          27,939       28,308         28,250         27,865        26,364
    Selling, general and administrative           6,330           6,525        6,356          5,456          5,594         6,377
                                              ---------       ---------     --------      ---------       --------     ---------
                                                149,248         139,581      160,074        154,582        161,372       137,948
                                              ---------       ---------     --------      ---------       --------     ---------

OPERATING INCOME                                 97,398          82,810       81,105         71,296         69,352        46,871

OTHER INCOME (EXPENSE):
    Interest expense                            (12,401)        (12,555)     (13,405)       (13,913)       (13,761)      (15,371)
    Interest capitalized                              -               -            -              -              -         1,872
    Other, net                                    4,268           2,850        2,377          3,175          4,660         2,049
                                              ---------       ---------     --------      ---------       --------     ---------

INCOME BEFORE INCOME TAXES                       89,265          73,105       70,077         60,558         60,251        35,421

INCOME TAX PROVISION                            (21,262)        (18,642)     (18,220)       (15,745)       (16,870)       (9,918)
                                              ---------       ---------     --------      ---------       --------     ---------

NET INCOME                                      $68,003         $54,463      $51,857        $44,813        $43,381       $25,503
                                              =========       =========     ========      =========       ========     =========

EARNINGS PER SHARE-DILUTED                      $  0.50         $  0.40      $  0.38        $  0.33        $  0.32       $  0.19
                                              =========       =========     ========      =========       ========     =========

WEIGHTED AVERAGE SHARES OUTSTANDING-DILUTED     135,457         135,547      135,655        135,919        135,616       134,622
                                              =========       =========     ========      =========       ========     =========

-------------------------------------------

                           NOBLE DRILLING CORPORATION
                    QUARTERLY CONSOLIDATED BALANCE SHEET DATA
           QUARTER ENDED JUNE 30, 2001 AND CERTAIN PRECEDING QUARTERS
                                 (IN THOUSANDS)
                                   (UNAUDITED)


                                                                                AS OF
                                             ----------------------------------------------------------------------------------
                                              6/30/01       3/31/01     12/31/00       09/30/00       06/30/00        03/31/00
                                             ---------     ---------   ----------     ----------     ----------      ----------
   Cash and cash equivalents (1)              $225,790      $224,616     $177,124      $202,583       $130,532        $ 61,624

   Total current assets                        452,634       406,181      379,132       420,863        330,703         269,830

   Property and equipment (net)              2,084,579     2,087,123    2,095,129     2,054,887      2,073,086       2,084,868

   Total assets                              2,686,060     2,639,399    2,595,531     2,619,605      2,560,538       2,500,098

   Total current liabilities                   202,651       181,219      205,428       229,875        222,463         218,757

   Short-term debt and current
       maturities of long-term
       debt                                     49,364        48,590       49,351        60,631         61,226          59,009

   Total debt                                  673,152       685,011      699,642       747,626        761,812         774,976

   Total liabilities                         1,012,883       989,755    1,018,812     1,065,652      1,062,816       1,055,280

   Shareholders' equity                      1,673,177     1,649,644    1,576,719     1,553,953      1,497,722       1,444,818

-------------------------------

   (1) Including amounts classified as restricted cash of $7.2 million at June 30, 2001, $3.9 million at each of the quarters ended June 30, 2000 through March 31, 2001 and $3.8 million at March 31, 2000.

                           NOBLE DRILLING CORPORATION
                  Consolidated Financial and Operational Data
  (In thousands, except utilization amounts, operating days, average dayrate, marketable rigs and turnkey wells)

                                                                               UNAUDITED
                                    ------------------------------------------------------------------------------------------------
                                             2ND QUARTER 2001               2ND QUARTER 2000                 YTD JUNE 2001
                                    -------------------------------  -----------------------------  --------------------------------
REVENUES                            DOMESTIC  INTERNATIONAL  TRITON  DOMESTIC INTERNATIONAL TRITON  DOMESTIC  INTERNATIONAL  TRITON
--------                            --------- -------------  ------  -------- ------------- ------  --------  -------------  ------
Offshore
    Drilling                        $ 122,290    $111,054    $   --   $95,706    $94,710    $    --  $238,564    $205,207     $   --
    Labor                                  --       7,977        --        --      7,628         --        --      15,458         --

Turnkey drilling                           --          --        --        --         --     30,343        --          --         --

Engineering, consulting and other       1,460       2,246     1,619       324        869      1,144     2,445       4,174      3,189


DIRECT EXPENSES
---------------
Offshore
    Drilling                        $  40,234    $ 63,203    $   --   $32,843    $63,087    $    --  $ 79,527    $120,092     $   --
    Labor                                  --       6,558        --        --      6,358         --        --      12,637         --

Turnkey drilling                           --          --        --        --         --     23,778        --          --         --

Engineering, consulting and other       1,278       1,104     1,425       294        531      1,022     1,938       2,016      2,709


STATISTICS
----------
Offshore Drilling
    Utilization                            98%         87%       --        88%        87%        --        98%         83%        --
    Operating Days                      1,718       1,993        --     1,429      2,163         --     3,309       3,866         --
    Average Dayrate                 $  71,182    $ 55,722    $   --   $66,974    $43,786    $    --  $ 72,095    $ 53,080     $   --
    Marketable Rigs - period end           19          28        --        18         27         --        19          28         --

Turnkey wells completed                    --          --        --        --         --          6        --          --         --
Turnkey wells in-progress                  --          --        --        --         --          2        --          --         --

-------------------------------------------------------------------

                           NOBLE DRILLING CORPORATION
                                and Subsidiaries
                              Monthly Fleet Status
                              as of July 26, 2001

                                                             YEAR
                                                            BUILT/       WATER
RIG                             RIG DESIGN                 REBUILT       DEPTH       LOCATION               OPERATOR
---                             ----------                 -------       -----       --------               --------

JACKUP RIGS
                DOMESTIC (11)

Noble Eddie Paul           MLT Class 84-E.R.C. (T)          1976/1995     390'-IC   South Timbalier 276    Apache

Noble Leonard Jones        MLT Class 53-E.R.C. (T)          1972/1998     390'-IC   Eugene Island 354      Apache

Noble Bill Jennings        MLT Class 84-E.R.C. (T)          1975/1997     390'-IC   South Timbalier 265    Magnum Hunter

Noble Johnnie Hoffman      BakMar BMC 300 IC (T) (Z)        1976/1993     300'-IC   West Cameron 170       Nexen

Noble Sam Noble            Levingston Class 111-C (T)         1982        300'-IC   South Marsh 149        Forest Oil

Noble Gene Rosser          Levingston Class 111-C (T)       1977/1996     300'-IC   Matagorda Island 700   Apache

Noble John Sandifer        Levingston Class 111-C (T)       1975/1995     300'-IC   West Cameron 144       Apache

Noble Tom Jobe             MLT Class 82-SD-C (T) (Z)          1982        250'-IC   Vermillion 39          Unocal

Noble Earl Frederickson    MLT Class 82-SD-C (T) (Z)          1979        250'-IC   Ship Shoal 108         Halliburton/Chevron

Noble Carl Norberg         MLT Class 82-C (T)               1976/1996     250'-IC   Eugene Island 252      Chevron

Noble Charles Copeland     MLT Class 82-SD-C (T)            1979/2001     250'-IC   Main Pass 108          Kerr McGee


               INTERNATIONAL (23)

Noble Lewis Dugger         Levingston Class 111-C (T)       1977/1997     300'-IC   Bay of Campeche        Pemex

Noble Dick Favor           BakMar BMC 150 IC                1982/1993     150'-IC   Brazil                 Petrobras

Noble Tommy Craighead      F&G L-780 MOD II-IC (T)          1982/1990     300'-IC   Nigeria                Addax

Noble Percy Johns          F&G L-780 MOD II-IC (T)          1981/1995     300'-IC   Nigeria                ExxonMobil

Noble Roy Butler           F&G L-780 MOD II-IC (T)            1982        300'-IC   Nigeria                Chevron

Noble Ed Noble             MLT Class 82-SD-C (T)            1984/1990     250'-IC   Nigeria                ExxonMobil

Noble Lloyd Noble          MLT Class 82-SD-C (T)            1983/1990     250'-IC   Nigeria                Texaco

Noble Don Walker           BakMar BMC 150 IC (T)              1982        150'-IC   Nigeria                Shell

Noble Jimmy Puckett        F&G L-780 MOD II-IC                1982        300'-IC   India                  Stacked

Noble Ed Holt              Levingston Class 111-C (T)       1981/1994     300'-IC   India                  ONGC

Noble Kenneth Delaney      F&G L-780 MOD II-IC (T)          1983/1998     300'-IC   Abu Dhabi              NDC

Noble George McLeod        F&G L-780 MOD II-IC (T)          1981/1995     300'-IC   Abu Dhabi              NDC

Noble Gus Androes          Levingston Class 111-C (T)       1982/1996     300'-IC   Qatar                  Maersk

Noble Chuck Syring         MLT Class 82-C (T)               1976/1996     250'-IC   Qatar                  Maersk

Noble Crosco Panon         Levingston Class 111-S (T)       1976/2001     300'-IC   Qatar                  Elf Petroleum Qatar


                          ANTICIPATED
                           CONTRACT         DAYRATE
RIG                       EXPIRATION         ($000)                            COMMENTS
---                       ----------        -------                            --------

JACKUP RIGS
                DOMESTIC(11)
Noble Eddie Paul             12/2001         65-67         Rate effective 5/30/2001, rate review every 90 days, next review
                                                           8/27/2001.

Noble Leonard Jones          12/2001         65-67         Rate effective 5/25/2001, rate review every 90 days, next review
                                                           8/22/2001.

Noble Bill Jennings           8/2001         64-66

Noble Johnnie Hoffman         1/2002         52-54         Six-month extension effective 7/10/2001.

Noble Sam Noble               8/2001         48-50         Sixty-day extension effective 6/29/2001.

Noble Gene Rosser             8/2001         54-56         Next to Aviara on or about 8/01/2001 for 2 wells (+/- 45 days) @ $54-56.

Noble John Sandifer          10/2001         54-56         Rate reviews every 90 days. Next review 9/02/2001.  Contract term shortened by 70 days, equal to projected contract days on the
                                                           Noble Gene Rosser.

Noble Tom Jobe               10/2001         47-49         Rate review every 90 days. Next review 10/18/2001.

Noble Earl Frederickson       8/2001         47-49         Next rate review 9/1/2001.

Noble Carl Norberg            9/2001         45-47         2 wells, 45 days. Next rate review +/- 8/07/2001.

Noble Charles Copeland        8/2001         49-51         LOI from BP Qatar for 270 days. Dayrate $57-59, mobe fee $4.0 million.
                                                           Rig will depart GOM +/- 8/01/2001. Anticipated to be on contract in Qatar +/- 9/22/2001.

               INTERNATIONAL(23)

Noble Lewis Dugger           12/2001         62-64         On contract 6/25/2001. 145-day term.

Noble Dick Favor              2/2002         38-40         On rate 2/04/2001.

Noble Tommy Craighead         4/2002         57-59         Rate effective 4/15/2001.

Noble Percy Johns             3/2002         57-59         Rate effective 4/01/2001.

Noble Roy Butler              4/2002         51-53         Contract commenced 4/15/2001, one year contract.

Noble Ed Noble                3/2002         51-53         Contract commenced 3/01/2001.

Noble Lloyd Noble             9/2001         67-68         90-day extension @ $67-68 from 6/11/2001. Then to Chevron Nigeria for one year @  $57-59.

Noble Don Walker             11/2002         34-36         Two-year contract. Reprice year two dayrate in November 2001.

Noble Jimmy Puckett                                        Rig damaged during tow. Damage assessment ongoing. Rig is anticipated to be out of service until at least 1Q '02.

Noble Ed Holt                11/2002         33-35

Noble Kenneth Delaney         5/2002         53-54         On contract 5/21/2001.

Noble George McLeod           5/2002         53-54         On contract 6/01/2001.

Noble Gus Androes            12/2002         53-55

Noble Chuck Syring            6/2002         50-52         On contract 6/06/2001.

Noble Crosco Panon            2/2002         39-41         On contract 6/01/2001.


                           NOBLE DRILLING CORPORATION
                                and Subsidiaries
                              Monthly Fleet Status
                              as of July 26, 2001

                                                            YEAR
                                                           BUILT/        WATER
RIG                             RIG DESIGN                 REBUILT       DEPTH       LOCATION               OPERATOR
---                             ----------                 -------       -----       --------               --------

Noble Al White             CFEM T-2005 C (T)                1982/1997     360'-IC   Netherlands            Elf Petroland

Noble Byron Welliver       CFEM T-2005 C (T)                  1982        300'-IC   Denmark                Maersk

Noble Kolskaya             Gusto Engineering (T)              1985        330'-IC   Denmark                Maersk

Noble George Sauvageau     NAM (T)                            1981        300'-IC   Netherlands            Statoil

Noble Ronald Hoope         MSC/CJ46 (T)                       1982        225'-IC   Netherlands            Elf Petroland

Noble Piet van Ede         MSC/CJ46 (T)                       1982        205'-IC   Netherlands            Transcanada

Noble Lynda Bossler        MSC/CJ46 (T) (Z)                   1982        205'-IC   Netherlands            Clyde

Noble Julie Robertson      Baker Marine Europe Class (T)      1981        180'-IC   United Kingdom         Talisman


DRILLSHIPS (3)

Noble Leo Segerius         Gusto Engineering Pelican (T)      1981      5,000'-DP   Brazil                 Petrobras

Noble Roger Eason          Neddrill (T)                       1977      6,000'-DP   Brazil                 Petrobras

Noble Muravlenko           Gusto Engineering Ice Class (T)  1982/1997   4,000'-DP   Brazil                 Petrobras


SEMISUBMERSIBLE RIGS (9)

Noble Paul Romano          Noble EVA 4000TM (T)             1981/1998     6,000'    Miss. Canyon 899       Shell

Noble Paul Wolff           Noble EVA 4000TM (T)             1981/1998     8,900'    Brazil                 Petrobras

Noble Jim Thompson         Noble EVA 4000TM (T)             1984/1999     6,000'    Miss. Canyon 934       Shell

Noble Amos Runner          Noble EVA 4000TM (T)             1982/1999     6,600'    Green Canyon 338       Murphy

Noble Max Smith            Noble EVA 4000TM (T)             1980/1999     6,000'    Garden Banks 515       Marathon

Noble Ton van Langeveld    Offshore SCP III Mark 2 (T)      1979/2000     1,500'    United Kingdom         Texaco

Noble Homer Ferrington     F&G 9500 Enhanced Pacesetter(T)  1985/1999     6,000'    Green Canyon 472       Mariner Energy

Noble Clyde Boudreaux      F&G 9500 Enhanced Pacesetter     1987/1999     6,000'    MS - F&G shipyard      Shipyard

Noble Dave Beard           F&G 9500 Enhanced Pacesetter       1986        6,000'    Dalian, China          Shipyard


SUBMERSIBLE RIGS (3)

Noble Fri Rodli            Transworld                       1979/1998      70'-C    High Island 197        Spinnaker

Noble Joe Alford           Pace 85                            1982         85'-C    Ship Shoal 47          ADTI

Noble Lester Pettus        Pace 85                            1982         85'-C    Eugene Island 53       Forest Oil




                                    ANTICIPATED
                                     CONTRACT        DAYRATE
RIG                                 EXPIRATION        ($000)                            COMMENTS
---                                 ----------        ------                            --------

Noble Al White                        3/2002          34-36         Next well @ $39-41(+/- 8/15/2001), then one well @ $51-52, and one well @ $72-74. Each well +/- 70 days.

Noble Byron Welliver                  8/2001          43-45         Then $63-65 from 9/01/2001 to 8/31/2002.

Noble Kolskaya                        4/2002          73-75         Contract commenced 3/30/2001.

Noble George Sauvageau                4/2002          74-75         Farmout from NAM to Statoil. Back to NAM +/- 9/15/2001 at
                                                                    market index rate.

Noble Ronald Hoope                   12/2001          60-62         Two well extension. First well $71-73 from mid-August
                                                                    for +/- 100 days. Second well $75-77.

Noble Piet van Ede                   12/2001          54-56         Next one year contract from 1/01/2002 @ $80-81 with
                                                                    Gaz de Franz.

Noble Lynda Bossler                  12/2001          68-70         Rate effective 7/01/2001.

Noble Julie Robertson                 8/2001          56-58         Commenced 90-day well on 5/23/01, plus 90-day option @ $63-65, then to BG for 5-wells, anticipated to be 12-14 months @ $87-88 commencing +/- 12/01/2001.

DRILLSHIPS (3)

Noble Leo Segerius                   11/2001          61-63         Bid to Petrobras for 3-year term extension.

Noble Roger Eason                     4/2003          74-76         On dayrate 5/19/2001. 80% of  full rate due to operating
                                                                    without BOP for 13 days in 2Q.

Noble Muravlenko                      3/2003          58-60         80% of full rate due to operating without BOP for 11 days in 2Q.


SEMISUBMERSIBLE RIGS (9)

Noble Paul Romano                    12/2003         134-136

Noble Paul Wolff                      5/2005         138-140

Noble Jim Thompson                    7/2002         158-160

Noble Amos Runner                     8/2004         146-148        Repairs complete. Off contract from 6/22/2001 through 7/23/2001.

Noble Max Smith                       1/2005         154-156        Under tow to Marathon for one well @ $154-156 for 60-75 days.

Noble Ton van Langeveld               9/2001          77-79         Texaco for 65 days @ $77-79 beginning 7/19/2001, plus 165 days at a mutually agreed rate.

Noble Homer Ferrington                1/2005          64-66         Next two wells for Mariner @ $99-101, from mid-August, 2001 through mid-October.

Noble Clyde Boudreaux                                               Engineering complete.

Noble Dave Beard                                                    Completing engineering.


SUBMERSIBLE RIGS (3)

Noble Fri Rodli                       8/2001          34-36         One well.

Noble Joe Alford                      8/2001          34-36         One Well.

Noble Lester Pettus                   8/2001          39-41         One Well.



(T)  Denotes Top Drive.

(Z)  Denotes Zero Discharge


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